Aston Funds

ASTON/LMCG Emerging Markets Fund (the “Fund”)

Supplement dated April 1, 2016 to the Prospectus dated February 29, 2016 for Aston Funds (the

“Prospectus”) and the Summary Prospectus dated March 1, 2016 for the Fund (together with the

Prospectus, the “Prospectuses”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the

Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

PORTFOLIO MANAGER UPDATE

Effective immediately, the following information replaces the information in the Fund Summary section of the Prospectus and in the Summary Prospectus relating to the Fund’s Subadviser and Portfolio Managers:

LMCG serves as the subadviser to the Fund. Mr. Gordon Johnson, PhD, CFA, is the lead portfolio manager of the LMCG Emerging Markets strategy, and has served as the Fund’s Lead Portfolio Manager since the Fund’s inception in March 2013. Ms. Shannon Ericson, CFA, is a portfolio manager and analyst on the LMCG Emerging Markets strategy and has served as a Co-Portfolio Manager of the Fund since the Fund’s inception in March 2013. The named Portfolio Managers are jointly and primarily responsible for the day to day management of the Fund.

Effective immediately, all information regarding Mr. Vikram Srimurthy on page 116 of the Prospectus is deleted in its entirety.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

SUPP PRO LMCG EM 0416